Morgan Stanley Fundamental Value Fund
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Security  Date of   Price    Shares    %of     Total          Purcha  Broker
          Purchase  Of       Purchase  Assets  Issued         sed
                    Shares   d                                By
                                                              Fund

Wellchoic 11/07/02  $25.00     600     0.148%  $417,369,575   0.005%  Credit
e Inc.                                                                Suisse
                                                                      First
                                                                      Boston
                                                                      ; UBS
                                                                      Warbur
                                                                      g;
                                                                      Bear,
                                                                      Stearn
                                                                      s &
                                                                      Co.
                                                                      Inc.;
                                                                      Goldma
                                                                      n,
                                                                      Sachs
                                                                      & Co.;
                                                                      JPMorg
                                                                      an;
                                                                      Salomo
                                                                      n
                                                                      Smith
                                                                      Barney
                                                                      ;
                                                                      Blaylo
                                                                      ck &
                                                                      Partne
                                                                      rs,
                                                                      L.P.;
                                                                      The
                                                                      Willia
                                                                      ms
                                                                      Capita
                                                                      l
                                                                      Group,
                                                                      L.P.